Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 August 1, 2008 -
August 31, 2008

MONTHLY OPERATING REPORT

DEBTORS’ ADDRESSES:	Homebanc Mortgage Corporation (Case No. 07-11079) Five Concourse Parkway, Suite 3000 Atlanta, GA 30328

HomeBanc Corp. (Case No. 07-11080) Five Concourse Parkway, Suite 3000 Atlanta, GA 30328

HomeBanc Funding Corporation (Case No. 07-11081) Five Concourse Parkway, Suite 3000 Atlanta, GA 30328

HomeBanc Funding Corporation II (Case No. 07-11082) Five Concourse Parkway, Suite 3000 Atlanta, GA 30328

HMB Acceptance Corporation (Case No. 07-11083) Five Concourse Parkway, Suite 3000 Atlanta, GA 30328

HMB Mortgage Partners, LLC (Case No. 07-11084) Five Concourse Parkway, Suite 3000 Atlanta, GA 30328

REPORT PREPARER: Subsidiaries	Homebanc Mortgage Corporation and Debtor

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors; Debtors-in-Possession

By:	/s/ Donald R. Ramon
Donald R. Ramon
Acting CEO and CFO

Date:	September 20, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 August 1, 2008 - August 31, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 August 1, 2008 - August 31, 2008

Company Guide for Financial Statement Abbreviations

The consolidated financial statements for HomeBanc Corporation and its subsidiary contain both debtor and non-debtor entities. Listed below is a guide to the company abbreviations contained in the financial statements.

Abbreviation	Company Name	Debtor or Non Debtor
HBMC	HomeBanc Mortgage Corporation	Debtor

HBFCI	HomeBanc Funding Corporation	Debtor

HBFCII	HomeBanc Funding Corporation II	Debtor

HMB	HomeBanc Corporation	Debtor

HBMT 2004-1	HomeBanc Mortgage Trust 2004-1	Non-Debtor

HBMT 2004-2	HomeBanc Mortgage Trust 2004-2	Non-Debtor

HBMT 2005-1	HomeBanc Mortgage Trust 2005-1	Non-Debtor

HBMT 2005-2	HomeBanc Mortgage Trust 2005-2	Non-Debtor

HBMT 2005-3	HomeBanc Mortgage Trust 2005-3	Non-Debtor

HBMT 2005-4	HomeBanc Mortgage Trust 2005-4	Non-Debtor

HBMT 2005-5	HomeBanc Mortgage Trust 2005-5	Non-Debtor

HBMT 2006-2	HomeBanc Mortgage Trust 2006-2	Non-Debtor

HBAC	HomeBanc Acceptance Corporation	Debtor

HBTP	HomeBanc Title Partners	Non-Debtor

MI Captive	MI Captive	Non-Debtor

HMB Mortgage Partners	HMB Mortgage Partners	Debtor

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 August 1, 2008 - August 31, 2008

CONSOLIDATING BALANCE SHEETS (unaudited)

AS OF AUGUST 31, 2008

(Dollars in Thousands)

	TRS	HBFC I	HBFC II	HBC	HBAC	Elimination	HMB Consolidated
Assets
Cash	3,690	—	—	795	—		4,485
Restricted cash	—	—	—	—	—		—
Mortgage loans held for sale, net	1,548	—	—	—	—	—	1,548
Mortgage loans held for Investment, net of allowance	—	—	—	—	—		—
Mortgage servicing rights	—	—	—	—	—		—
Receivable from custodian	—	—	—	—			—
Trading securities	500						500
Securities available for sale	—	—	—	—	—		—
Securities held to maturity	—	—	—	—	—		—
Accrued interest receivable	—	—	—	—			—
Premises and equipment, net	—	—	—	—	—		—
Goodwill, net	—			—	—		—
Deferred tax asset, net	—	—	—	—	—		—
Accounts receivable from affiliates	—	8,831	—	27,482	—	(36,313)	—
Investment in subsidiaries	—	—	—	393,947	—	(393,947)	—
Other assets	11,962	—	—		—		11,962

Total assets	17,700	8,831	—	422,224	—	(430,260)	18,495

Liabilities and shareholders’ equity
Warehouse lines of credit	—				—		—
Repurchase agreements	—			—			—
Loan funding payable	1,478	—	—	—	—		1,478
Accrued interest payable	—	—	—	—			—
Accrued expenses	5,547	—	—	—	—		5,547
Other accounts payable	—	—	—	—	—		—
Accounts payable to affiliates	36,124	—	188		—	(36,312)	—
Collateralized debt obligations	—	—	—		—		—
Junior subordinated debentures representing obligation	—			175,260			175,260

Total liabilities	43,149	—	188	175,260	—	(36,312)	182,285
Minority interest	64	—	—	—	—		64
Shareholders’ equity:
Preferred stock	—	—	—	47,992			47,992
Common stock	—	—	—	571	—		571
Additional paid-in capital	393,898	25	25	278,865	—	(393,948)	278,865
Accumulated deficit	(419,411)	8,806	(213)	(62,560)	—		(473,378)
Treasury stock	—	—	—	(17,904)	—		(17,904)
Accumulated other comprehensive (loss) income	—	—	—	—	—	—	—

Total shareholders’ equity	(25,513)	8,831	(188)	246,964	—	(393,948)	(163,854)

Total liabilities and shareholders’ equity	17,700	8,831	—	422,224	—	(430,260)	18,495

Note: Company abbreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 August 1, 2008 - August 31, 2008

CONSOLIDATING STATEMENTS OF OPERATIONS (unaudited)

FOR THE EIGHT MONTHS ENDED AUGUST 31, 2008

(Dollars in Thousands)

	TRS	HBFC I	HBFC II	HBC	HMB Consolidated
Revenue:
MBS Interest Income	994				994
Other Miscellaneous Income	691				691

Total Revenue	1,685	—	—	—	1,685
Expenses:
Professionals	4,670				4,670
Insurance	575				575
Contract Personnel	361				361
Data Facility	—				—
Compensation and Benefits	312				312
Financial Systems	122				122
Record Storage	65				65
Medical Insurance Run-Off Payments	202				202
Loan Sales Expense	182				182
US Trustee Fees	58				58
Office Rental	55				55
Other Misc Operating Expenses	3,194				3,194

Total Expenses	9,797	—	—	—	9,797
Income tax expense	—	—	—	—	—

Net loss	(8,112)	—	—	—	(8,112)

Note: Company abbreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 August 1, 2008 - August 31, 2008

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE EIGHT MONTHS ENDED AUGUST 31, 2008

(Dollars in Thousands)

August 31, 2008
Operating activities
Net loss	$(8,112)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Decrease in mortgage loans held for sale, net	3,863
Decrease in other assets	1,398
Decrease in other liabilities	(53)

Net cash (used in) provided by operating activities	$(2,904)
Investing activities
Net cash provided by (used in) investing activities	$—
Financing activities
Net cash (used in) provided by financing activities	$—

Net decrease in cash	(2,904)
Cash and cash equivalents at beginning of period	7,389

Cash and cash equivalents at end of period	$4,485

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 August 1, 2008 - August 31, 2008

HBMC BALANCE SHEETS (unaudited)

AS OF AUGUST 31, 2008

(Dollars in Thousands)

	HBMC	HB Title Partners	MI Captive	HB Mortgage Partners	Elimination	HBMC Consolidated
Assets
Cash	3,514	176	—	—		3,690
Restricted cash	—	—	—	—		—
Mortgage loans held for sale, net	1,548	—	—	—		1,548
Mortgage loans held for investment, net	—	—	—	—		—
Mortgage servicing rights, net	—	—	—	—		—
Trading securities	500	—	—	—		500
Accrued interest receivable	—	—	—	—		—
Premises and equipment, net	—	—	—	—		—
Goodwill, net	—	—	—	—		—
Deferred tax asset, net	—	—	—	—		—
Other assets	5,841	—	6,121	—		11,962
A/R from affiliates - ELIMINATED	—	4,246	571	188	(5,005)	—
Investment in subsidiaries - ELIMINATED	751	—	—	—	(751)	—

Total assets	12,154	4,422	6,692	188	(5,756)	17,700

Liabilities and shareholders equity
Warehouse lines of credit	—	—	—	—		—
Repurchase agreements	—					—
Loan funding payable	1,478	—	—	—		1,478
Accrued interest payable	—	—	—	—		—
Accounts payable to affiliates	41,129				(5,005)	36,124
Other liabilities	5,547	—	—	—		5,547
Deferred tax liability	—	—	—	—	—	—

Total liabilities	48,154	—	—	—	(5,005)	43,149
Minority interest	—	36	—	28		64
Shareholders’ equity:
Additional paid-in capital	393,898	159	658	56	(873)	393,898
Accumulated deficit	(429,898)	4,227	6,034	104	122	(419,411)
Accumulated other comprehensive income	—	—	—	—		—

Total shareholder’s equity	(36,000)	4,386	6,692	160	(751)	(25,513)

Total liabilities and shareholder’s equity	12,154	4,422	6,692	188	(5,756)	17,700

Note: Company abbreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 August 1, 2008 - August 31, 2008

HBMC STATEMENTS OF OPERATIONS (unaudited)

FOR THE EIGHT MONTHS ENDED AUGUST 31, 2008

(Dollars in Thousands)

	HBMC	HB Title Partners	MI Captive	HB Mortgage Partners	HBMC Consolidated
Revenue
MBS Interest Income	994				994
Other Miscellaneous Income	691				691

Total Revenue	1,685	—	—	—	1,685
Expenses
Professionals	4,670				4,670
Insurance	575				575
Contract Personnel	361				361
Data Facility	—				—
Compensation and Benefits	312				312
Financial Systems	122				122
Record Storage	65				65
Medical Insurance Run-Off Payments	202				202
Loan Sales Expense	182				182
US Trustee Fees	58				58
Office Rental	55				55
Other Misc Operating Expenses	3,194				3,194

Total Expenses	9,797	—	—	—	9,797
Income tax expense	—	—	—	—	—

Net loss	(8,112)	—	—	—	(8,112)

Note: Company abbreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 August 1, 2008 - August 31, 2008

HBMC STATEMENT OF CASH FLOWS

FOR THE EIGHT MONTHS ENDED AUGUST 31, 2008

(Dollars in Thousands)

August 31, 2008
Operating activities
Net loss	$(8,112)
Adjustments to reconcile net loss to net cash used in operating activities:
Decrease in mortgage loans held for sale, net	3,863
Net change in funds due from/to affiliates	1,840
Decrease in other assets	1,398
Decrease in other liabilities	(53)

Net cash used in operating activities	(1,064)
Investing activities
Net cash used in investing activities	—
Financing activities

Net cash provided by financing activities	—

Net decrease in cash	(1,064)
Cash and cash equivalents at beginning of period	4,754

Cash and cash equivalents at end of period	$3,690

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 August 1, 2008 - August 31, 2008

IV.	Disbursements for Calculating U.S. Trustee Fees (Dollars in Thousands)

	HomeBanc Mortgage Corporation	HomeBanc Corp	HomeBanc Funding Corporation	HomeBanc Funding Corporation II	HMB Acceptance Corporation	HMB Mortgage Partners, LLC
Total disbursements during the current month	$727	$8	$—	$—	$—	$—
LESS: Transfers to Debtor-in-Possession Account	—	—	—	—	—	—
PLUS: Estate Disbursements made by Outside Sources (i.e from Escrow Accounts)	—	—	—	—	—	—

Total - Disbursements for Calculating U.S. Trustee Quarterly Fees	$727	$8	$—	$—	$—	$—

Note: Cash disbursements are made from HomeBanc Mortgage Corporation only

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 August 1, 2008 - August 31, 2008

V.	Certifications

A.	Bank Reconciliation Certification

The undersigned verifies that, to the best of my knowledge, all of the Debtors’ June 30, 2008 bank balances have been reconciled in an accurate and timely manner.

B.	Post-petition Taxes Certification

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors; Debtors-in-Possession

By:	/s/ Donald R. Ramon
Donald R. Ramon
Acting CEO and CFO

Date: September 20, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 August 1, 2008 - August 31, 2008

VI.	Summary of Post-petition Accounts Receivable and Accounts Payable, including Agings (Dollars in Thousands)

Accounts Receivable Agings as of Current Month-end

Amount
Current (due during next 30 days)
Past Due 1-30 Days
Past Due 31-60 Days
Past Due 61-90 Days
Past Due Over 90 Days
Open Receivables (non-aged)	—

Total Accounts Receivable	$—

Post-petition Accounts Payable as of Current Month-end
Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable - Trade	$—	$—	$—	$—	$—	$—

Note: all post-petition trade payable invoices received were paid as of month-end

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 August 1, 2008 - August 31, 2008

VII.	Debtor Questionnaire

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		xxx

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide and explanation below.		xxx

3.	Have all post-petition tax returns been timely filed? If no, provide an explanation below.	xxx

4.	Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.	xxx

Notes:

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 August 1, 2008 - August 31, 2008

Bank Account Summary

See attached sheets that follow

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 August 1, 2008 - August 31, 2008

Bank Account Name	Account Owner	Account Number	Ledger Balance
			(amounts in 000’s)
Wachovia Master Cash	HBMC	2080000697499	2,473
Wachovia Wind Down Budget DIP AP	HBMC	2000036086601	86
Wachovia Segregated Asset	HBMC	2000036086203	615
Wachovia FCB Segregated	HBMC	208000701534	330
JPMC Liquid Funding Collection	HBMC	709382329	10
HomeBanc Title Partners Operating	HB Mtg Partners	Non-Debtor	176
JPMC - Operating	HMB	1133398359	82
JPMC MBS Settlement Clearing	HMB	66656222	713

			4,485

Bank Reconciliation Certification

The undersigned verifies that, to the best of my knowledge, all of the Debtors’ June 30, 2007 bank balances have been reconciled in an accurate and timely manner.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors in possession

By:	/s/ Donald R. Ramon
Donald R. Ramon
Acting CEO and CFO

Date: July 20, 2008